Business Combinations (Details Textual) - USD ($) $ in Thousands		12 Months Ended
	Oct. 03, 2018	Dec. 31, 2018	Jul. 31, 2018	Dec. 31, 2017
Business Combinations Details Textual Abstract
Aggregate amount			$ 1,625
Interest rate description	The Company converted the entire THR Loan and as a result holds 82.36% of THR's equity, and accordingly achieved control over THR. Until December 31, 2018, no further changes were made to THR's equity. In addition, since the Acquisition Date and until December 31, 2018, the Company loaned to THR an additional amount of $487 thousand by four additional loans, which accrued interest at a rate of 9% per annum. Also, since January 1, 2019, and until the date of Approval Date, the Company loaned to THR an additional amount of $202 thousand by four additional loans under the same terms as the abovementioned loans.
Additional amount loaned		$ 487
Accrued interest		22
Interest rate			8.00%
Total purchase cost		1,647
Total loss		2,335
Non-controlling interests		$ (108)